Exhibit 4.7




                          SECOND Amendment and Waiver


         THIS SECOND AMENDMENT AND WAIVER dated as of July 23, 2001 (this "Amendment and Waiver") is to the Post-Confirmation Credit Agreement dated as of October 20, 2000 (as amended pursuant to the First Amendment dated as of March 14, 2001 and as further hereby amended (the "Credit Agreement")), among TOKHEIM CORPORATION, an Indiana corporation (the "Company"), and various subsidiaries thereof as borrowers (together with the Company, the "Borrowers"), various financial institutions as lenders (the "Lenders"), AMSOUTH BANK, as a Lender and as documentation agent for the Lenders (the "Documentation Agent"), and ABN AMRO BANK N.V., as a Lender and as administrative agent for the Lenders (the "Administrative Agent"; the Documentation Agent and the Administrative Agent being collectively referred to as the "Agents").

                             W I T N E S S E T H:
                              -------------------

         WHEREAS, Events of Default under Section 12.1.5 of the Credit Agreement have occurred and are continuing as a result of the failure of the Company to comply with the provisions of Sections 10.6.3 and 10.6.5 of the Credit Agreement for the Computation Period ended May 31, 2001 (the "Existing Events of Default");

         WHEREAS, the Borrowers have requested that the Lenders waive the Existing Events of Default, amend certain covenants through August 31, 2002 and suspend compliance with certain financial covenants through September 1, 2002; and

         WHEREAS, the Lenders are willing to agree to such waiver, amendment and suspension with compliance but only subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1. WAIVER . In reliance on the representations and warranties set forth in this Amendment and Waiver and subject to satisfaction of the conditions set forth in Section 5 hereof, the Agents and the Lenders hereby
(i) waive permanently effective as of May 31, 2001 the Existing Events of Default and (ii) suspend, from the Amendment and Waiver Effective Date (as hereinafter defined) through September 1, 2002, inclusive (the "Compliance Suspension Date"), compliance by the Borrowers with Sections 10.6.1, 10.6.2,
10.6.3 and 10.6.4 of the Credit Agreement; provided that commencing with the Computation Period ending on November 30, 2002 and thereafter all of the covenants and provisions of the Credit Agreement referred to in part (ii) above shall apply to and be effective against the Loan Parties, and all rights, privileges and remedies of the Agents and the Lenders relating thereto under the Credit Agreement and the other Loan Documents shall be fully effective and enforceable.

SECTION 2. AMENDMENTS. In reliance on the representations and warranties set forth in this Amendment and Waiver and subject to satisfaction of the conditions set forth in Section 5 hereof, the Lenders hereby consent to this Amendment and Waiver pursuant to Section 14.1 of the Credit Agreement, and the Credit Agreement shall be amended effective as of July 15, 2001 (the "Amendment and Waiver Effective Date") in the following manner:

2.1 The definition of "Interest Period" set forth in Section 1.1 of the Credit Agreement shall be amended by replacing the phrase "one, two, three or six months" with the phrase "one, two or three months".

2.2 A new subsection (c) shall be added to Section 10.1.7 of the Credit Agreement to read in its entirety as follows:

                  "(c) By no later than December 31, 2001, a detailed business plan of the Company and its subsidiaries which sets forth strategic alternatives with respect to their ongoing operations and capital structure, including, but not limited, to recapitalization, refinancing and asset disposition, in form and substance satisfactory to the Administrative Agent."

2.3 A new Section 9.25 shall be added to the Credit Agreement to read in its entirety as follows:

                  "Section 9.25 Deposit Accounts. Set forth on Schedule 9.25 is a complete and accurate list of all bank and other deposit accounts maintained by any Loan Party with any bank or other financial institution in the United States, including the account number of such account, a brief description of the usage and type of such account, the name and address of the depository bank or other financial institution and the name of the accountholder. The Borrowers shall not, without the prior written consent of the Administrative Agent, maintain or establish, or permit to be maintained or established with any bank or other financial institution in the United States any bank or other deposit accounts other than as set forth on Schedule 9.25 unless the Borrowers shall have executed and delivered or cause to be executed and delivered such Deposit and Pledge Agreements and Control Agreements with respect thereto as the Administrative Agent shall require in order to encumber such accounts in its favor."

2.4      Schedule 9.25 attached to this Amendment and Waiver shall constitute
         Schedule 9.25 to the Credit Agreement.

2.5 Section 10.6.5 of the Credit Agreement shall be amended by (i) replacing the number "$33,000,000" set forth opposite the date "May 31, 2001" with the number "$28,000,000"; (ii) replacing the number "$42,000,000" set forth opposite the date "August 31, 2001" with the number "$23,200,000"; (iii) replacing the number "$43,000,000" set forth opposite the date "November 30, 2001" with the number "$25,700,000"; and (iv) replacing the designation "TBN" set forth opposite the period "February 28, 2002 through August 31, 2002" with the number "$26,000,000".

SECTION 3. LOANS, LETTERS OF CREDIT NOT REQUIRED. In consideration of the waiver and amendment hereinabove set forth, and notwithstanding any provision to the contrary set forth in the Credit Agreement or any of the other Loan Documents, each of the Borrowers hereby acknowledges and agrees that: (a) no Lender is required or otherwise obligated to make, and no Borrower shall request that any Lender make, any Loan or otherwise extend credit to any Borrower, and (b) the Issuing Lender and the Lenders are not be required or otherwise obligated to issue, and no Borrower shall request that the Issuing Lender or any Lender issue, any Letters of Credit other than Letters of Credit (or renewals thereof) issued to renew Letters of Credit outstanding on the date hereof in accordance with the requirements of Section 2.3 of the Credit Agreement; except in either case to the extent that after giving effect to such Loan or issuance of Letter of Credit, the aggregate Revolving Outstandings shall not exceed the lesser of: (i) $35,000,000 plus the amount of any Additional Availability, but in no event in excess of $40,000,000 and
(ii) the Borrowing Base. For purposes of this Section 3, "Additional Availability" means the amount, if any, by which EBITDA with respect to the three month period ending August 31, 2001 (based on the Company's financial statements for such period) exceeds $3,200,000, plus the amount, if any, by which EBITDA with respect to the three month period ending November 30, 2001 (based on the Company's financial statements for such period) exceeds $11,200,000.

SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Agents and the Lenders to enter into this Amendment and Waiver, the Borrowers jointly and severally represent and warrant (which representations and warranties shall survive the execution and delivery hereof) to the Agents and the Lenders that:

(a) the representations and warranties in the Credit Agreement are true and correct in all material respects on and as of the Amendment and Waiver Effective Date with the same effect as if made on and as of the Amendment and Waiver Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date);

(b) after giving effect to this Amendment and Waiver, no Event of Default or Unmatured Event of Default exists or will exist or will result from the execution and delivery of this Amendment and Waiver by the Borrowers;

(c) the execution and delivery of this Amendment and Waiver by the Borrowers and the performance by the Borrowers of their obligations under the Credit Agreement and the other Loan Documents: (i) are within the corporate or limited liability company, as applicable, powers of each Borrower, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) have been approved by all necessary governmental authorities having jurisdiction over any Borrower and (iv) do not and will not conflict with any provision of any law, rule, regulation, requirement, administrative order, decree or agreement that is binding on the Company or any of its Subsidiaries or with any provision of the certificate of incorporation or bylaws or other organizational documents of any Borrower;

(d) the Credit Agreement and the other Loan Documents are the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their terms, subject to bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding at law or in equity);

(e) as of July 13, 2001, 2001, (i) the aggregate outstanding principal balance of the Tranche A Term Loans is $34,725,398.56, (ii) the aggregate outstanding principal balance of the Tranche B Term Loans is $100,668,187.24, (iii) the aggregate outstanding principal balance of the Special Loans is $110,225,044.54, and (iv) the aggregate outstanding principal amount of all Revolving Loans is $23,444,308.06, including the Stated Amount of all Letters of Credit in the aggregate amount of $1,444,308.06; and

(f) the obligations of the Borrowers and the other Loan Parties to repay the Loans and the other obligations under the Loan Documents are absolute and unconditional, and there exists no right of setoff, recoupment, counterclaim or defense of any nature whatsoever to payment of such obligations.

SECTION 5. EFFECTIVENESS. This Amendment and Waiver shall become effective as of the Amendment and Waiver Effective Date (and any earlier effective date herein expressly provided), subject to satisfaction of the following conditions:

(a)      receipt by the Administrative Agent of:

         (i) a counterpart of this Amendment and Waiver executed by the Borrowers and the Required Lenders and the Required Revolving Lenders;

         (ii) a counterpart of the Reaffirmation of Loan Documents, substantially in the form of Exhibit A, executed by each Loan Party;

         (iii) in immediately available funds, $100,000 of the Amendment and Waiver Fee referred to in Section 7(b) below;


         (iv) in immediately available funds, payment of all outstanding amounts, if any, that have been invoiced by the Administrative Agent and unpaid as of the date hereof with respect to all reimbursable fees, charges or expenses payable in accordance with the terms and provisions of the Credit Agreement and the other Loan Documents, including, without limitation, all Attorney Costs of Clifford Chance Rogers & Wells LLP, counsel for the Administrative Agent, and all fees and disbursements of FTI Policano & Manzo, financial advisor to such counsel; and

         (v) such other documents as the Administrative Agent may reasonably request;

(b) all legal matters in connection with this Amendment and Waiver, the Credit Agreement and the other Loan Documents shall be reasonably satisfactory to Clifford Chance Rogers & Wells LLP, counsel for the Administrative Agent; and

(c) no Event of Default shall have occurred and be continuing, and no Unmatured Event of Default shall occur or be continuing upon the effectiveness of this Amendment and Waiver. The Administrative Agent shall give notice to the Borrowers upon the occurrence of the Amendment and Waiver Effective Date. Except as provided in Section 9 below, this Amendment and Waiver shall be of no force and effect if the preceding conditions have not been satisfied by July 23, 2001.

SECTION 6. POST-CLOSING COVENANTS. The Borrowers jointly and severally covenant and agree that on or before August
31, 2001:

(i) the Borrowers shall execute and deliver or cause to be executed and delivered (or, with respect to execution and delivery by unaffiliated third parties of documents referred to in part (a) below, shall use commercially reasonable efforts to cause such third parties to execute and deliver) to the Administrative Agent the following, each of which shall be in form and substance satisfactory to the Administrative Agent:

(a) duly executed Deposit Pledge and Security Agreements and Control Agreements encumbering such of the deposit accounts set forth on Schedule 9.25 to the Credit Agreement as the Administrative Agent shall determine;

(b) such documentation as shall be required by the Administrative Agent to effectuate fully the pledge of collateral by Tokheim Investment Corp. of its shares in Tokheim Sofitam S.A. under French law;

(c) an opinion of Texas counsel to Tokheim Investment Corp. with respect to execution and delivery of the Reaffirmation of Loan Documents; and

(ii) the Company shall employ a chief executive officer or professional management consultant, each of which shall be reasonably acceptable to the Administrative Agent and the Required Lenders;

it being expressly acknowledged and agreed that any failure to keep, perform and satisfy such undertakings shall constitute an Event of Default under the Credit Agreement.

SECTION 7.        LIMITED AMENDMENT AND WAIVER/WAIVER FEE.
                  ---------------------------------------

(a) This Amendment and Waiver shall be limited precisely as written and shall not be deemed (i) to be an amendment, waiver or modification of, or consent granted pursuant to, any other term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to in any such document or, except as expressly set forth herein, a waiver of any Unmatured Event of Default or Event of Default under the Credit Agreement, whether or not known to any of the Agents or the Lenders or (ii) to prejudice any other right or rights that the Agents or the Lenders may now or in the future have under or in connection with the Credit Agreement, any other Loan Document or any instruments or agreements referred to in any such document.

(b) The Borrowers agree, jointly and severally, to pay in consideration of the amendment and waiver set forth herein, an Amendment and Waiver Fee in an amount equal to $1,750,000, for the account of Lenders party hereto that have executed and delivered counterparts of this Amendment and Waiver to counsel for the Administrative Agent by 12:00 p.m. (New York City time) on July 23, 2001 (to be allocated among such Lenders ratably to each Lender that has so executed and delivered a counterpart hereof in accordance with the proportion the Revolving Commitment and Term Loans of such Lender bears to the aggregate Revolving Commitments and Term Loans of all Lenders that have so executed and delivered counterparts hereof). The Amendment and Waiver Fee shall be payable, subject to execution and delivery of this Amendment and Waiver by the Required Lenders and the Borrowers, as follows: (i) $100,000 of such fee shall be payable on the Amendment and Waiver Effective Date, (ii) $250,000 of such fee shall be payable on November 30, 2002 and the remaining unpaid amount of such fee shall be payable on the Termination Date. The Amendment and Waiver Fee is fully earned and non-refundable, regardless of the failure of any Borrower to satisfy any post-closing conditions to this Amendment and Waiver.

SECTION 8.        MISCELLANEOUS.
                  -------------

8.1 Continuing Effectiveness, etc. The Credit Agreement and the other Loan Documents shall remain in full force and effect after giving effect to this Amendment and Waiver and are hereby ratified and confirmed in all respects. After the Amendment and Waiver Effective Date, all references to the "Credit Agreement" or similar terms in the Credit Agreement, the Notes, each other Loan Document and any similar document shall refer to the Credit Agreement as hereby amended and as previously amended, modified or supplemented. This Amendment and Waiver shall constitute a Loan Document as defined in the Credit Agreement and the provisions of this Amendment and Waiver may be amended, modified or supplemented, and the provisions hereof may only be waived, in accordance with and subject to the provisions of the Credit Agreement, provided, however, that notwithstanding anything to the contrary in Section 14.1, the provisions of Section 3 of this Amendment and Waiver may only be amended, modified or supplemented, or any provision thereof waived, with the consent of the Required Lenders and the Required Revolving Lenders.

8.2 Further Assurances. Each of the Loan Parties expressly acknowledges and agrees (i) to enter into such other or further documents, and to take such other or further actions that may be necessary or, in the opinion of the Administrative Agent, desirable to perfect, preserve or protect the liens and security interests created under the Loan Documents and (ii) to grant liens on such other or further property or assets of the Loan Parties not currently encumbered to secure all obligations of the Loan Parties as the Administrative Agent may require; provided that no Loan Party shall have any obligation to grant liens on any such other or further property to the extent that such Loan Party can demonstrate, to the reasonable satisfaction of the Administrative Agent, that the granting of such lien would have a material and adverse tax consequence to the Loan Parties.

8.3 Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment and Waiver. Delivery of an executed counterpart of a signature page of this Amendment and Waiver by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment and Waiver.

8.4 Expenses. The Company agrees to pay the reasonable out-of-pocket costs and expenses of the Administrative Agent (including Attorney Costs) in connection with the preparation, execution and delivery of this Amendment and Waiver.

8.5 GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

8.6 Successors and Assigns. This Amendment and Waiver shall be binding upon the Borrowers, the Lenders and the Agents and their respective successors and assigns and shall inure to the benefit of the Borrowers, the Lenders and the Agents and their respective successors and assigns; provided that no Borrower shall have any right to assign this Amendment and Waiver without the prior written consent of the Administrative Agent and the Required Lenders.

8.7 Consultation with Advisors. The Loan Parties acknowledge that they have consulted with counsel and with such other experts and advisors as they have deemed necessary in connection with the negotiation, execution and delivery of this Amendment and Waiver. This Amendment and Waiver shall be construed without regard to any presumption or any rule requiring that it be construed against the party causing this Amendment and Waiver or any part hereof to be drafted.

8.8 Entire Agreement. This Amendment and Waiver sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. Each of the parties hereto acknowledges that, except as otherwise expressly stated in this Amendment and Waiver, no representations, warranties or commitments, express or implied, have been made by any party to any other party with respect to the subject matter of this Amendment and Waiver. None of the terms or conditions of this Amendment and Waiver may be changed, modified, waived or cancelled, orally or otherwise, except as provided in the Credit Agreement.

8.9 Enforceability. Should any one or more of the provisions of this Amendment and Waiver be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

8.10 Invalidity; Severability. Whenever possible, each provision of this Amendment and Waiver shall be interpreted in such manner as to be effective and valid under all applicable laws, rules and regulations. Any provision of this Amendment and Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.11 Headings. The headings of this Amendment and Waiver are for the purpose of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment and Waiver.

8.12 Definitions. Capitalized terms used in this Amendment and Waiver that are not defined herein but are defined in the Credit Agreement shall have the meaning given to such terms in the Credit Agreement.

SECTION 9. RELEASE OF CLAIMS. EACH BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THE LIABILITY OF SUCH BORROWER TO REPAY ANY AGENT OR ANY LENDER AS PROVIDED IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY AGENT OR ANY LENDER, OR ANY OF THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENTS AND THE LENDERS, AND EACH AGENT'S AND EACH LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, MATURED OR UNMATURED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT AND WAIVER IS EXECUTED, THAT SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST ANY SUCH AGENT OR LENDER, OR SUCH AGENT'S OR LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATION OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHT OR REMEDY UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND NEGOTIATION AND EXECUTION OF THIS AMENDMENT AND WAIVER. THE RELEASES AND DISCHARGES IN THIS SECTION 9 SHALL BE EFFECTIVE REGARDLESS OF WHETHER THE CONDITIONS TO THE EFFECTIVENESS OF THIS AMENDMENT AND WAIVER ARE SATISFIED AND REGARDLESS OF ANY OTHER EVENT THAT MAY OCCUR OR NOT OCCUR AFTER THE DATE HEREOF.

                        [Remainder of page intentionally left blank;
signatures on following pages.]

         Delivered as of the day and year first above written.

                                            TOKHEIM CORPORATION


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            GASBOY INTERNATIONAL, INC.


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            TOKHEIM INVESTMENT CORP.


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            MANAGEMENT SOLUTIONS, INC.


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                    SUNBELT HOSE & PETROLEUM EQUIPMENT INC.


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            TOKHEIM SERVICES LLC


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            TOKHEIM RPS, LLC


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            ABN AMRO BANK N.V., as
                                            Administrative Agent, as
                                            Issuing Lender and as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            AMSOUTH BANK, as Documentation
                                             Agent and as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            BANK ONE, INDIANA, NATIONAL
                                             ASSOCIATION, as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            CREDIT LYONNAIS NEW YORK BRANCH,
                                            as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                     CREDIT AGRICOLE INDOSUEZ, as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                    BEAR, STEARNS & CO., INC., as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                      BANKERS TRUST COMPANY, as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                      SENIOR DEBT PORTFOLIO, as a Lender

                                            By: Boston Management and
                                            Research, as Investment Advisor


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            EATON VANCE SENIOR INCOME TRUST,
                                            as a Lender

                                            By: Eaton Vance Management, as
                                            Investment Advisor


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            OXFORD STRATEGIC INCOME FUND, as a
                                            Lender

                                            By: Eaton Vance Management, as
                                            Investment Advisor


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            EATON VANCE INSTITUTIONAL SENIOR
                                            LOAN FUND, as a Lender

                                            By: Eaton Vance Management, as
                                            Investment Advisor


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            CREDIT INDUSTRIEL ET COMMERCIAL,
                                            as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                    FINOVA CAPITAL CORPORATION, as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            BANK PEKAO SA (FORMERLY KNOWN AS
                                            BANK POLSKA KASA OPIEKI S.A., NEW
                                            YORK BRANCH), as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            OCTAGON INVESTMENT PARTNERS II,
                                            LLC, as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            OAKTREE CAPITAL MANAGEMENT, LLC,
                                            on behalf of certain funds and
                                            accounts, as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            ARES LEVERAGED INVESTMENT FUND II,
                                            L.P., as a Lender

                                            By: ARES Management II, L.P., its
                                            General Partner


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            WHIPPOORWILL/TOKHEIM OBLIGATIONS
                                            TRUST-2000, as a Lender

                                            By: Whippoorwill Associates,
                                            Incorporated, as its investment
                                            representative and advisor


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            BARCLAYS BANK PLC, as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            GOLDMAN SACHS CREDIT PARTNERS
                                            L.P., as a Lender


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------



                                                         A-3

                                   EXHIBIT A
                           FORM OF REAFFIRMATION OF
                                LOAN DOCUMENTS



                                                  July [            ], 2001

ABN AMRO Bank N.V., as Administrative Agent and the other parties to the Credit Agreement referred to below


                      Re: Reaffirmation of Loan Documents


Ladies and Gentlemen:

         Please refer to:

1. The Guaranty dated as of October 20, 2000 (the "Guaranty") executed in favor of the Administrative Agent and various other parties by certain of the undersigned;

2. The Security Agreement dated as of October 20, 2000 (the "Security Agreement") among the undersigned and the Administrative Agent; and

3. The Pledge Agreement dated as of October 20, 2000 (the "Pledge Agreement") among certain of the undersigned and the Administrative Agent.

4. The Post-Confirmation Pledge Agreement dated March 14, 2001 (the "German Pledge Agreement") between the Company and the Administrative Agent.

5. The Deed of Pledge of Registered Shares dated April 27, 2001 (the "Dutch Pledge Agreement") among Tokheim Investment Corp., Tokheim Holding Netherlands B.V. and the Administrative Agent.

6. The Scots Pledge Agreement dated as of June 12, 2001 (the "Scots Pledge Agreement") between Tokheim Investment Corp. and the Administrative Agent.

         Capitalized terms not otherwise defined herein will have the meanings given to such terms in the Credit Agreement referred to below.

         Each of the undersigned acknowledges that the Borrowers, the Lenders and the Agents have executed the Second Amendment and Waiver (the "Amendment and Waiver") to the Post-Confirmation Credit Agreement dated as of October 20, 2000 (as so amended and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

         Each of the undersigned hereby (i) confirms that each Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Amendment and Waiver and that, upon such effectiveness, all references in such Loan Document to the "Credit Agreement" shall be references to the Credit Agreement as amended by the Amendment and Waiver, (ii) acknowledges and agrees that its obligations under the Loan Documents are absolute and unconditional, and that it does not have any right of setoff, recoupment, claim, counterclaim or defense of any kind or nature whatsoever that can be asserted to reduce or eliminate such obligations or to seek affirmative relief or damages of any kind or nature from any Agent or any Lender, or any of their predecessors, agents, employees, successors and assigns and (iii) VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENTS AND THE LENDERS, AND EACH AGENT'S AND LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, MATURED OR UNMATURED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THE FOREGOING AMENDMENT AND WAIVER IS EXECUTED, THAT IT MAY NOW OR HEREAFTER HAVE AGAINST ANY SUCH AGENT OR LENDER, OR SUCH AGENT'S OR LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATION, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHT OR REMEDY UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND NEGOTIATION AND EXECUTION OF THE FOREGOING AMENDMENT AND WAIVER. THE RELEASES AND DISCHARGES IN THIS LETTER AGREEMENT SHALL BE EFFECTIVE REGARDLESS OF WHETHER THE CONDITIONS TO THE EFFECTIVENESS OF THE AMENDMENT AND WAIVER ARE SATISFIED AND REGARDLESS OF ANY OTHER EVENT THAT MAY OCCUR OR NOT OCCUR AFTER THE DATE HEREOF.

         This letter agreement may be signed in counterparts and by the various parties hereto on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this letter agreement.

         This letter agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                                            TOKHEIM CORPORATION


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            GASBOY INTERNATIONAL, INC.


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            TOKHEIM INVESTMENT CORP.


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            MANAGEMENT SOLUTIONS, INC.


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            SUNBELT HOSE & PETROLEUM
                                             EQUIPMENT INC.


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            TOKHEIM SERVICES LLC


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            TOKHEIM RPS, LLC


                                    By
                                    ------------------------------------------

                                    Title
                                    ------------------------------------------

                                            PAXCIS NETWORKS, INC.


                                    By
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                                    Title
                                    ------------------------------------------